For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES THIRD QUARTER 2024 EARNINGS

ABILENE, Texas, October 17, 2024 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings of $55.31 million for the third quarter of 2024 compared to earnings of $52.49 million for the second quarter of 2024 and $49.56 million for the same quarter a year ago. Diluted earnings per share were $0.39 for the third quarter of 2024 compared with $0.37 for the second quarter of 2024 and $0.35 for the third quarter of 2023.

“We are pleased with the results for the quarter which saw continued growth in loans, deposits and net interest income, resulting in increased earnings over third quarter last year of 11.61 percent,” said F. Scott Dueser, Chairman, CEO and President of First Financial Bankshares, Inc. “We are encouraged about the remainder of the year and we are committed to our continued focus on excellent customer service by building relationships and supporting our communities. As always, we appreciate the commitment of customers, shareholders, and employees.”

Net interest income for the third quarter of 2024 was $107.11 million compared to $103.27 million in the second quarter of 2024 and $94.15 million for the third quarter of 2023. The net interest margin, on a taxable equivalent basis, was 3.50 percent for the third quarter of 2024 compared to 3.48 percent for the second quarter of 2024 and 3.22 percent in the third quarter of 2023. Average interest-earning assets were $12.48 billion for the third quarter of 2024 compared to $11.96 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $6.12 million for the third quarter of 2024 compared to a provision for credit losses of $5.89 million and $2.28 million for the second quarter of 2024 and third quarter of 2023, respectively. On September 30, 2024, the allowance for credit losses totaled $99.94 million, or 1.29 percent of loans held-for-investment (“loans” hereafter), compared to $89.71 million, or 1.28 percent of loans at September 30, 2023. Additionally, the reserve for unfunded commitments totaled $8.00 million at September 30, 2024 compared to $7.90 million at September 30, 2023.

For the third quarter of 2024, net charge-offs totaled $786 thousand compared to net charge-offs of $648 thousand for the third quarter of 2023. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.83 percent on September 30, 2024, compared to 0.81 percent at June 30, 2024 and 0.57 percent at September 30, 2023. Classified loans totaled $229.92 million on September 30, 2024, compared to $219.26 million at June 30, 2024 and $179.11 million at September 30, 2023.

Noninterest income for the third quarter of 2024 was $32.36 million compared to $28.07 million for the third quarter of 2023. Notable changes for the third quarter of 2024 when compared to the same quarter a year ago are as follows:

•
Trust fee income increased $1.64 million, or 16.36 percent, compared to the third quarter of 2023. Trust revenue has increased primarily due to growth in assets under management to $10.86 billion at September 30, 2024 compared to $9.02 billion at September 30, 2023, and additionally from increases in oil and gas related fees.
•
Available-for-sale securities totaling $113.13 million with an average book yield of 3.53 percent were sold in the third quarter of 2023 resulting in a loss on sales of securities of $972 thousand. There were no securities sales in the third quarter 2024.

•
Recoveries of interest on previously charged-off or nonaccrual loans totaled $1.36 million for the third quarter of 2024 compared to $698 thousand for the third quarter of 2023.
•
Debit card fees increased by $487 thousand for the third quarter of 2024 when compared to the same quarter a year ago primarily due to the continued increase in the number of debit cards issued.
•
Mortgage income declined to $3.36 million for the third quarter of 2024 compared to $3.44 million for the third quarter of 2023 due to stagnant overall origination volume primarily because of the level of mortgage interest rates.

Noninterest expense for the third quarter of 2024 totaled $66.01 million compared to $59.54 million for the third quarter of 2023. Notable changes for the third quarter of 2024 when compared to the same quarter a year ago are as follows:

•
Salary, commissions, and employee benefit costs increased to $37.50 million for the third quarter of 2024, compared to $32.94 million in the third quarter of 2023. The increase from the prior year is related primarily to increases of $2.06 million in profit sharing expense, and $288 thousand in officer bonus and incentive accruals related to annualized earnings growth. Additionally, officer and employee salaries increased for additions to the middle market lending team and the audit and risk departments as well as merit-based pay increases over the prior year.
•
Noninterest expenses, excluding salary related costs, increased $1.91 million for the third quarter of 2024 compared to the same period in 2023 is largely due to increases in software amortization and expense and legal, tax and professional fees.

The Company’s efficiency ratio was 46.45 percent for the third quarter of 2024 compared to 47.62 percent for the third quarter of 2023. The decrease from the same period in the prior year is primarily due to the increase in net interest income.

As of September 30, 2024, consolidated total assets were $13.58 billion compared to $12.78 billion at September 30, 2023. Loans totaled $7.72 billion at September 30, 2024, compared with loans of $6.99 billion at September 30, 2023. During the third quarter of 2024, loans grew $203.46 million, or 10.76 percent annualized, when compared to June 30, 2024 balances. Deposits and Repurchase Agreements totaled $11.81 billion at September 30, 2024, compared to $11.34 billion at September 30, 2023. During the third quarter of 2024, Deposits and Repurchase Agreements grew $265.31 million, or 9.14 percent annualized, when compared to June 30, 2024 balances.

Shareholders’ equity was $1.66 billion as of September 30, 2024, compared to $1.52 billion and $1.24 billion at June 30, 2024, and September 30, 2023, respectively, primarily as a result of changes in Other Comprehensive Income (“OCI”) due to the decrease in unrealized losses in the bond portfolio related to lower long-term interest rates. The unrealized loss on the securities portfolio, net of applicable tax, totaled $329.82 million at September 30, 2024, compared to an unrealized loss of $441.56 million at June 30, 2024 and $639.93 million at September 30, 2023.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its wholly-owned subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Lumberton, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust and Asset Management Company, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2024			2023
ASSETS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Cash and due from banks	$296,188	$263,262	$222,464	$281,354	$208,277
Interest-bearing demand deposits in banks	287,476	103,315	365,397	255,237	180,008
Federal funds sold	-	2,800	12,300	-	-
Investment securities	4,612,299	4,573,024	4,658,526	4,732,762	4,652,537
Loans, held-for-investment	7,723,191	7,519,733	7,229,410	7,148,791	6,994,696
Allowance for credit losses	(99,936)	(95,170)	(89,562)	(88,734)	(89,714)
Net loans, held-for-investment	7,623,255	7,424,563	7,139,848	7,060,057	6,904,982
Loans, held-for-sale	20,114	19,668	16,109	14,253	12,229
Premises and equipment, net	151,204	153,075	151,953	151,788	152,936
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	671	828	984	1,141	1,369
Other assets	278,244	310,059	310,096	295,521	351,599
Total assets	$13,582,932	$13,164,075	$13,191,158	$13,105,594	$12,777,418

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,303,143	$3,289,032	$3,348,147	$3,435,586	$3,477,553
Interest-bearing deposits	8,452,718	8,120,125	7,941,661	7,702,714	7,238,970
Total deposits	11,755,861	11,409,157	11,289,808	11,138,300	10,716,523
Repurchase agreements	57,557	138,950	307,297	381,928	621,791
Borrowings	25,978	23,703	26,803	22,153	129,753
Trade date payable	5,416	-	-	-	2,500
Other liabilities	75,929	73,239	75,883	64,313	66,741
Shareholders' equity	1,662,191	1,519,026	1,491,367	1,498,900	1,240,110
Total liabilities and shareholders' equity	$13,582,932	$13,164,075	$13,191,158	$13,105,594	$12,777,418

	Quarter Ended
	2024			2023
INCOME STATEMENTS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Interest income	$159,958	$153,673	$149,495	$142,207	$135,351
Interest expense	52,849	50,400	49,253	44,699	41,202
Net interest income	107,109	103,273	100,242	97,508	94,149
Provision for credit losses	6,123	5,888	808	-	2,276
Net interest income after provision for credit losses	100,986	97,385	99,434	97,508	91,873
Noninterest income	32,362	31,268	29,383	21,979	28,070
Noninterest expense	66,012	65,012	63,940	63,474	59,539
Net income before income taxes	67,336	63,641	64,877	56,013	60,404
Income tax expense	12,028	11,156	11,480	10,031	10,848
Net income	$55,308	$52,485	$53,397	$45,982	$49,556

PER COMMON SHARE DATA
Net income - basic	$0.39	$0.37	$0.37	$0.32	$0.35
Net income - diluted	0.39	0.37	0.37	0.32	0.35
Cash dividends declared	0.18	0.18	0.18	0.18	0.18
Book value	11.63	10.63	10.44	10.50	8.69
Tangible book value	9.43	8.43	8.24	8.30	6.48
Market value	37.01	29.53	32.81	30.30	25.12
Shares outstanding - end of period	142,906,070	142,848,909	142,817,159	142,716,939	142,677,069
Average outstanding shares - basic	142,853,215	142,814,363	142,724,674	142,680,263	142,707,260
Average outstanding shares - diluted	143,188,857	143,088,930	143,029,449	143,069,900	143,149,373

PERFORMANCE RATIOS
Return on average assets	1.66%	1.61%	1.62%	1.42%	1.53%
Return on average equity	14.00	14.43	14.43	14.26	14.51
Return on average tangible equity	17.49	18.38	18.29	18.92	18.90
Net interest margin (tax equivalent)	3.50	3.48	3.34	3.33	3.22
Efficiency ratio	46.45	47.41	48.37	51.97	47.62

	Nine Months Ended
	Sept. 30,
INCOME STATEMENTS	2024	2023
Interest income	$463,126	$385,864
Interest expense	152,502	99,563
Net interest income	310,624	286,301
Provision for credit losses	12,817	10,631
Net interest income after provisions for credit losses	297,807	275,670
Noninterest income	93,012	86,025
Noninterest expense	194,965	174,407
Net income before income taxes	195,854	187,288
Income tax expense	34,664	34,291
Net income	$161,190	$152,997

PER COMMON SHARE DATA
Net income - basic	$1.13	$1.07
Net income - diluted	1.13	1.07
Cash dividends declared	0.54	0.53
Book value	11.63	8.69
Tangible book value	9.43	6.48
Market value	$37.01	$25.12
Shares outstanding - end of period	142,906,070	142,677,069
Average outstanding shares - basic	142,797,621	142,691,389
Average outstanding shares - diluted	143,159,652	143,042,858

PERFORMANCE RATIOS
Return on average assets	1.63%	1.59%
Return on average equity	14.28	15.22
Return on average tangible equity	18.04	19.88
Net interest margin (tax equivalent)	3.44	3.28
Efficiency ratio	47.39	45.75

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2024			2023
ALLOWANCE FOR LOAN LOSSES	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Balance at beginning of period	$95,170	$89,562	$88,734	$89,714	$86,541
Loans charged-off	(1,279)	(702)	(850)	(1,213)	(1,080)
Loan recoveries	493	400	422	233	432
Net recoveries (charge-offs)	(786)	(302)	(428)	(980)	(648)
Provision for loan losses	5,552	5,910	1,256	-	3,821
Balance at end of period	$99,936	$95,170	$89,562	$88,734	$89,714

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$7,433	$7,455	$7,903	$7,903	$9,448
Provision for unfunded commitments	571	(22)	(448)	-	(1,545)
Balance at end of period	$8,004	$7,433	$7,455	$7,903	$7,903

Allowance for loan losses /
period-end loans held-for-investment	1.29%	1.27%	1.24%	1.24%	1.28%
Allowance for loan losses /
nonperforming loans	156.44	157.20	247.48	256.36	229.44
Net charge-offs (recoveries) / average total loans
(annualized)	0.04	0.02	0.02	0.06	0.04

	As of
	2024			2023
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Commercial:
C&I	$1,175,774	$1,141,990	$1,191,516	$1,164,811	$1,108,240
Municipal	333,732	359,124	211,013	214,850	218,358
Total Commercial	1,509,506	1,501,114	1,402,529	1,379,661	1,326,598
Agricultural	83,269	86,186	87,882	84,890	81,876
Real Estate:
Construction & Development	1,013,810	986,394	921,773	963,158	929,570
Farm	315,720	318,597	311,002	344,954	341,052
Non-Owner Occupied CRE	825,928	815,713	853,721	827,969	828,900
Owner Occupied CRE	1,086,750	1,049,715	1,032,845	1,037,281	1,002,913
Residential	2,112,196	1,990,604	1,918,573	1,834,593	1,788,913
Total Real Estate	5,354,404	5,161,023	5,037,914	5,007,955	4,891,348
Consumer:
Auto	618,103	615,192	549,837	521,859	540,382
Non-Auto	157,909	156,218	151,248	154,426	154,492
Total Consumer	776,012	771,410	701,085	676,285	694,874

Total loans held-for-investment	$7,723,191	$7,519,733	$7,229,410	$7,148,791	$6,994,696

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$41,362	$57,864	$62,623	$40,834	$60,939
Substandard	188,561	161,399	138,964	135,379	118,166
Doubtful	-	-	-	-	-
Total classified loans	$229,923	$219,263	$201,587	$176,213	$179,105

NONPERFORMING ASSETS
Nonaccrual loans	$63,378	$60,311	$36,157	$33,609	$38,812
Accruing loans 90 days past due	504	231	33	1,004	289
Total nonperforming loans	63,882	60,542	36,190	34,613	39,101
Foreclosed assets	535	647	1,014	483	597
Total nonperforming assets	$64,417	$61,189	$37,204	$35,096	$39,698

As a % of loans held-for-investment and foreclosed assets	0.83%	0.81%	0.51%	0.49%	0.57%
As a % of end of period total assets	0.47	0.46	0.28	0.27	0.31

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2024			2023
CAPITAL RATIOS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Common equity Tier 1 capital ratio	18.83%	18.42%	18.60%	18.50%	18.35%
Tier 1 capital ratio	18.83	18.42	18.60	18.50	18.35
Total capital ratio	20.03	19.55	19.70	19.62	19.49
Tier 1 leverage ratio	12.53	12.40	12.12	12.06	12.00
Tangible common equity ratio	10.16	9.38	9.14	9.26	7.42
Equity/Assets ratio	12.24	11.54	11.31	11.44	9.71

	Quarter Ended
	2024			2023
NONINTEREST INCOME	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Trust fees	$11,694	$11,714	$11,379	$10,678	$10,050
Service charges on deposits	6,428	6,009	6,246	6,523	6,509
Debit card fees	5,528	5,145	4,891	5,024	5,041
Credit card fees	617	672	631	631	694
Gain on sale and fees on mortgage loans	3,359	3,687	3,128	1,940	3,442
Net gain (loss) on sale of available-for-sale securities	-	-	-	(6,205)	(972)
Net gain (loss) on sale of foreclosed assets	(30)	(58)	-	23	(10)
Net gain (loss) on sale of assets	267	2	-	(101)	696
Interest on loan recoveries	1,359	664	555	536	698
Other noninterest income	3,140	3,433	2,553	2,930	1,922
Total noninterest income	$32,362	$31,268	$29,383	$21,979	$28,070

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$35,262	$35,569	$35,003	$34,560	$32,755
Profit sharing expense	2,235	1,903	1,680	1,193	180
Net occupancy expense	3,738	3,618	3,470	3,348	3,565
Equipment expense	2,291	2,233	2,237	2,020	2,200
FDIC insurance premiums	1,514	1,508	1,965	3,105	1,573
Debit card expense	3,248	3,242	3,058	3,229	3,284
Legal, tax and professional fees	3,865	3,809	2,734	3,125	3,007
Audit fees	582	453	333	587	551
Printing, stationery and supplies	199	425	447	492	512
Amortization of intangible assets	157	157	157	228	228
Advertising, meals and public relations	1,466	1,466	1,455	1,146	1,622
Operational and other losses	955	769	1,154	1,096	959
Software amortization and expense	3,712	3,158	3,005	3,017	2,441
Other noninterest expense	6,788	6,702	7,242	6,328	6,662
Total noninterest expense	$66,012	$65,012	$63,940	$63,474	$59,539

TAX EQUIVALENT YIELD ADJUSTMENT	2,628	$2,572	$2,573	$2,649	$2,823

	Nine Months Ended
	Sept. 30,
NONINTEREST INCOME	2024	2023
Trust fees	$34,787	$29,778
Service charges on deposits	18,683	18,855
Debit card fees	15,564	16,697
Credit card fees	1,920	2,014
Gain on sale and fees on mortgage loans	10,174	9,950
Net gain on sale of available-for-sale securities	-	(914)
Net gain on sale of foreclosed assets	(88)	23
Net gain (loss) on sale of assets	269	1,626
Interest on loan recoveries	2,578	1,519
Other noninterest income	9,125	6,477
Total noninterest income	$93,012	$86,025

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$105,834	$95,982
Profit sharing expense	5,818	180
Net occupancy expense	10,826	10,418
Equipment expense	6,761	6,525
FDIC insurance premiums	4,987	4,644
Debit card expense	9,548	9,704
Legal, tax and professional fees	10,408	8,541
Audit fees	1,368	1,654
Printing, stationery and supplies	1,071	1,962
Amortization of intangible assets	471	684
Advertising, meals and public relations	4,387	4,886
Operational and other losses	2,878	2,746
Software amortization and expense	9,875	7,271
Other noninterest expense	20,733	19,210
Total noninterest expense	$194,965	$174,407

TAX EQUIVALENT YIELD ADJUSTMENT	$7,773	$8,903

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Sept. 30, 2024			June 30, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,901	$43	5.84%	$5,160	$74	5.81%
Interest-bearing demand deposits in nonaffiliated banks	200,756	2,716	5.38	159,707	2,292	5.77
Taxable securities	3,211,490	19,866	2.47	3,250,684	19,912	2.45
Tax-exempt securities	1,418,214	9,742	2.75	1,404,706	9,730	2.77
Loans	7,643,238	130,220	6.78	7,405,297	124,237	6.75
Total interest-earning assets	12,476,599	$162,587	5.18%	12,225,554	$156,245	5.14%
Noninterest-earning assets	817,757			855,719
Total assets	$13,294,356			$13,081,273
Interest-bearing liabilities:
Deposits	$8,240,938	$51,994	2.51%	$8,020,247	$48,414	2.43%
Repurchase Agreements	100,892	740	2.92	212,590	1,895	3.59
Borrowings	24,670	116	1.87	22,932	91	1.60
Total interest-bearing liabilities	8,366,500	$52,850	2.51%	8,255,769	$50,400	2.46%
Noninterest-bearing deposits	3,279,486			3,289,906
Other noninterest-bearing liabilities	76,274			72,464
Shareholders' equity	1,572,096			1,463,134
Total liabilities and shareholders' equity	$13,294,356			$13,081,273

Net interest income and margin (tax equivalent)		$109,737	3.50%		$105,845	3.48%

	Three Months Ended			Three Months Ended
	Mar. 31, 2024			Dec. 31, 2023
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$3,923	$57	5.85%	$1,768	$25	5.72%
Interest-bearing demand deposits in nonaffiliated banks	344,969	4,657	5.43	145,839	1,961	5.33
Taxable securities	3,376,324	19,952	2.36	3,317,114	19,686	2.37
Tax-exempt securities	1,434,505	9,794	2.73	1,410,148	10,188	2.89
Loans	7,205,424	117,608	6.56	7,052,463	112,996	6.36
Total interest-earning assets	12,365,145	$152,068	4.95%	11,927,332	$144,856	4.82%
Noninterest-earning assets	864,885			886,811
Total assets	$13,230,030			$12,814,143
Interest-bearing liabilities:
Deposits	$7,878,094	$45,250	2.31%	$7,371,260	$39,225	2.11%
Repurchase Agreements	317,439	2,562	3.25	558,592	4,627	3.29
Borrowings	132,963	1,441	4.36	78,066	847	4.30
Total interest-bearing liabilities	8,328,496	$49,253	2.38%	8,007,918	$44,699	2.21%
Noninterest-bearing deposits	3,346,757			3,461,544
Other noninterest-bearing liabilities	66,134			65,524
Shareholders' equity	1,488,643			1,279,157
Total liabilities and shareholders' equity	$13,230,030			$12,814,143

Net interest income and margin (tax equivalent)		$102,815	3.34%		$100,157	3.33%

	Three Months Ended
	Sept. 30, 2023
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,383	$35	5.79%
Interest-bearing demand deposits in nonaffiliated banks	55,231	757	5.44
Taxable securities	3,429,290	19,425	2.27
Tax-exempt securities	1,578,660	11,085	2.81
Loans	6,894,064	106,872	6.15
Total interest-earning assets	11,959,628	$138,174	4.58%
Noninterest-earning assets	850,855
Total assets	$12,810,483
Interest-bearing liabilities:
Deposits	$7,259,252	$36,165	1.98%
Repurchase Agreements	567,064	4,518	3.16
Borrowings	54,124	519	3.80
Total interest-bearing liabilities	7,880,440	$41,202	2.07%
Noninterest-bearing deposits	3,509,809
Other noninterest-bearing liabilities	65,094
Shareholders' equity	1,355,140
Total liabilities and shareholders' equity	$12,810,483

Net interest income and margin (tax equivalent)		$96,972	3.22%

	Nine Months Ended			Nine Months Ended
	Sept. 30, 2024			Sept. 30, 2023
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$3,990	$174	5.83%	$2,377	$97	5.45%
Interest-bearing deposits in nonaffiliated banks	235,018	9,664	5.49	105,657	3,929	4.97
Taxable securities	3,279,251	59,730	2.43	3,562,753	60,240	2.25
Tax exempt securities	1,419,138	29,266	2.75	1,660,241	35,626	2.86
Loans	7,418,808	372,066	6.70	6,694,000	294,875	5.89
Total interest-earning assets	12,356,205	$470,900	5.09%	12,025,028	$394,767	4.39%
Noninterest-earning assets	846,019			852,113
Total assets	$13,202,224			$12,877,141
Interest-bearing liabilities:
Deposits	$8,047,136	$145,661	2.42%	$7,126,471	$85,606	1.61%
Repurchase Agreements	209,907	5,197	3.31	571,445	11,512	2.69
Borrowings	60,058	1,645	3.66	82,339	2,445	3.97
Total interest-bearing liabilities	8,317,101	$152,503	2.45%	7,780,255	$99,563	1.71%
Noninterest-bearing deposits	3,305,289			3,690,190
Other noninterest-bearing liabilities	71,642			62,468
Shareholders' equity	1,508,192			1,344,228
Total liabilities and shareholders' equity	$13,202,224			$12,877,141

Net interest income and margin (tax equivalent)		$318,397	3.44%		$295,204	3.28%